UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2024

TOMI ENVIRONMENTAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Florida	000-09908	59-1947988
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8430 SPIRES WAY Frederick, Maryland 21701
(Address of principal executive offices) (Zip Code)

(800) 525-1698
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	TOMZ	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2024 Annual Meeting of Shareholders of TOMI Environmental Solutions, Inc. (the “Company”) held on November 19, 2024 (the “Annual Meeting”), the shareholders of the Company approved three proposals, a description of which may be found in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on October 21, 2024.  Of the 20,015,205 shares of voting stock outstanding and entitled to vote as of the record date, 12,890,965 shares were represented at the Annual Meeting, which constituted a quorum. The final voting results of the three proposals are set forth below.

1. Election of Class I Directors. The Company’s shareholders elected Dr. Lim Boh Soon and Ms. Elissa J. Shane to serve on the Board of Directors (the “Board”) for a three-year term that will expire at the Company’s 2027 annual meeting of shareholders or at such time as his or her successor has been duly elected and qualified or his or her earlier resignation or removal. The results of the voting were as follows:

	For	Withheld	Broker Non-Votes
Lim Boh Soon	10,170,628	607,504	2,112,833
Elissa J. Shane	10,163,192	614,940	2,112,833

2. Ratification of Independent Registered Public Accounting Firm. The Company’s shareholders ratified the appointment of Rosenberg Rich Baker Berman & Co. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The results of the voting were as follows:

For	Against	Abstain
12,728,341	150,162	12,462

3. Approval of an amendment to the Restated Articles of Incorporation, as amended, to implement a reverse stock split. The Company’s shareholders approved a proposal to authorize the Company’s Board of Directors, in its discretion, to amend the Company’s Restated Articles of Incorporation, as amended, to effect a reverse stock split of the Company’s common stock, at a ratio in the range of 1-for-3 to 1-for-7, if the Board of Directors determines it is necessary to regain compliance with the $1.00 minimum bid price continued listing requirement of the Nasdaq Capital Market. The results of the voting were as follows:

For	Against	Abstain
11,606,972	1,218,324	65,669

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOMI ENVIRONMENTAL SOLUTIONS, INC.

Dated: November 20, 2024	By:	/s/ Halden S. Shane
Name: Halden S. Shane
Title: Chief Executive Officer

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